Exhibit 10.5
EXECUTION COPY
PURCHASE AGREEMENT
     This PURCHASE AGREEMENT, dated as of November 19, 2004, is by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and Coinmach Holdings, LLC, a Delaware limited liability company (“Holdings”).
RECITALS
     WHEREAS, Holdings owns certain shares of capital stock of Appliance Warehouse of America, Inc., a Delaware corporation (“AWA”) and Coinmach Laundry Corporation, a Delaware corporation (“Laundry Corp.”);
     WHEREAS, upon the terms and subject to the conditions set forth herein, Holdings wishes to purchase and the Company wishes to sell to Holdings certain shares of the Company’s Class B Common Stock, par value $0.01 per share (the “Class B Stock”) in exchange for the shares of AWA and Laundry Corp. stock referenced in the foregoing recital;
     WHEREAS, Holdings and certain holders of Holdings’ Units (the “Unitholders”) are parties to that certain Redemption Agreement, dated as of November 10, 2004 (the “Redemption Agreement”), pursuant to which Holdings redeemed (the “Holdings Redemption”) certain of the Units held by the Unitholders in exchange for certain shares of Laundry Corp. capital stock (the “Redeemable Laundry Corp. Stock”);
     WHEREAS, concurrently with the consummation of the Initial Closing (as defined below), it is contemplated that the Company will consummate an initial public offering (the “IPO”) of income depositary securities (“IDSs”) pursuant to that certain Purchase Agreement (the “IPO Purchase Agreement”), dated as of November 19, 2004, between the Company, Merrill Lynch & Co., as representative of the several underwriters parties thereto (the “Underwriters”), and the other parties thereto;
     WHEREAS, it is contemplated that (i) the Company will contribute a portion of the proceeds of the IPO to Laundry Corp., (ii) the Company will loan a portion of the proceeds from the IPO to Laundry Corp.’s subsidiary, Coinmach Corp., a Delaware corporation (“Coinmach Corp.”) and (iii) Coinmach Corp. will, in turn, distribute a portion of such proceeds to Laundry Corp.;
     WHEREAS, it is contemplated that Laundry Corp. will use all of the proceeds received by it as a result of the transactions described in the foregoing recital to redeem (the “Laundry Corp. Redemption”) for cash a portion of the shares of Redeemable Laundry Corp. Stock distributed to the Unitholders pursuant to the Holdings Redemption;
     WHEREAS, Laundry Corp. will not have sufficient funds to redeem a portion of the shares of Laundry Corp. Class B1 Preferred Stock and Class B2 Preferred Stock (collectively, “Laundry Corp. Class B Stock”) distributed to the Unitholders pursuant to the Holdings Redemption (such unredeemed shares, the “Unredeemed Laundry Corp. Class B Stock”);

     WHEREAS, pursuant to the Redemption Agreement, all Unredeemed Laundry Corp. Class B Stock will be contributed back to Holdings and the Units which Holdings redeemed in exchange for such Unredeemed Laundry Corp. Class B Stock will be reissued to the respective Unitholders; and
     WHEREAS, the Company and Holdings desire that, upon the terms and subject to the conditions set forth herein, Holdings purchase additional shares of Class B Stock in exchange for the shares of Unredeemed Laundry Corp. Class B Stock that are contributed back to Holdings in accordance with the Redemption Agreement, as described in the foregoing recital.
     NOW THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Purchase and Sale.
          (a) At the Initial Closing, the Company agrees to sell to Holdings and Holdings agrees to purchase from the Company an aggregate of 17,767,203 shares of Class B Stock (the “Initial Shares”).
          (b) As consideration for the Initial Shares, at the Initial Closing, Holdings will sell, transfer and assign to the Company all of its right, title and interest in and to the following shares of capital stock of AWA and Laundry Corp. (the “Initial Consideration Shares”):
(i)	10,000 shares of AWA’s Common Stock, par value $0.01 per share;

(ii)	66,805.83 shares of Laundry Corp.’s Common Stock, par value $2.50 per share;

(iii)	27.1729 shares of Laundry Corp.’s Class B1 Preferred Stock, par value $25.00 per share; and

(iv)	1.67486 shares of Laundry Corp.’s Class B2 Preferred Stock, par value $25.00 per share.
          (c) At the Second Closing, the Company will sell to Holdings, in exchange for each share or fractional share of Unredeemed Laundry Corp. Class B Stock then held by Holdings (collectively, the “Subsequent Consideration Shares” and, together with the Initial Consideration Shares, the “Consideration Shares”), a number of shares (including fractional shares) of Class B Stock (the “Subsequent Shares” and, together with the Initial Shares, the “Shares”) having a value that, when combined with the value of all of the Initial Shares issued to Holdings in the Initial Closing in respect of the shares of Laundry Corp. stock included among the, is equal to the aggregate value, on the date of the Subsequent Closing, of all of the shares of Laundry Corp. stock sold, transferred and assigned to the Company hereunder, as determined by Holdings in good faith.

     2. Closing.
          (a) The transactions contemplated by Sections 1(a) and 1(b) hereof shall be consummated on the Closing Date (as defined in the IPO Purchase Agreement) or such other date as may be agreed upon between Holdings and the Company (the “Initial Closing”). The transactions contemplated by Section 1(c) hereof, if they are consummated, shall be consummated promptly following the Unitholders’ contribution of the Subsequent Consideration Shares to Holdings, in accordance with the Redemption Agreement or on such other date as may be agreed upon between Holdings and the Company (the “Subsequent Closing”). The Initial Closing and the Subsequent Closing are each referred to herein as a “Closing” and the date on which a Closing actually takes place is referred to herein as a “Closing Date”. Each Closing shall be made at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York NY 10019.
          (b) At the applicable Closing, delivery of the Shares to be delivered at such Closing shall be made to Holdings against delivery by Holdings of certificates representing the corresponding Consideration Shares, duly endorsed in blank or accompanied by duly executed stock powers.
          (c) Unless otherwise agreed, the Company shall deliver all Shares to Holdings in certificated form, registered in Holdings’ name.
     3. Conditions Precedent.
          (a) Each party’s obligations under this Agreement in respect of each Closing are subject to the accuracy of the other party’s representations and warranties set forth in Sections 4, 5 and 6, as applicable, as of the date of this Agreement and as of the applicable Closing Date, to the performance by the other party of its obligations under this Agreement and to the following additional conditions:
          (i) No injunction, restraining order or other order of any nature by any Government Authority (as defined below) shall have been issued as of the applicable Closing Date that would prevent or materially interfere with the consummation of the transactions contemplated by this Agreement.
          (ii) The transactions contemplated by the IPO Purchase Agreement shall have been consummated.
          (b) In addition, each party’s obligations under this Agreement in respect of the Subsequent Closing are subject to the consummation of the Unitholders’ contribution of all Unredeemed Laundry Corp. Class B Stock to Holdings, in accordance with the Redemption Agreement.

     4. Representations and Warranties of Holdings.
     Holdings represents and warrants to the Company, as of the date of this Agreement and as of each Closing Date, as follows:
          (a) Holdings has been duly organized and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware.
          (b) Holdings has full power and authority, including all requisite limited liability company power and authority, to enter into this Agreement and perform its obligations hereunder and consummate the transactions contemplated hereby.
          (c) This Agreement has been duly authorized, executed and delivered by Holdings and constitutes a legal, valid, binding and enforceable agreement of Holdings, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
          (d) Neither the execution, delivery or performance of this Agreement nor the consummation of any transactions contemplated herein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under or result in the imposition of a lien on any assets of Holdings, under or pursuant to (i) Holdings’ Certificate of Formation or that certain Limited Liability Company Agreement of Holdings, dated as of March 6, 2003 and as amended, amended or restated or otherwise modified from time to time, or any other organizational document of Holdings, (ii) any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which Holdings is a party or by which it or its property is bound, or (iii) any federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, “Applicable Laws”) of any federal, state, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a “Government Authority”).
          (e) Holdings is or will be, on the applicable Closing Date, the record and beneficial owner of the Consideration Shares and has good and marketable title to the Consideration Shares.
     5. Representations and Warranties of the Company.
     The Company represents and warrants to Holdings, as of the date of this Agreement and as of each Closing Date, as follows:
          (a) The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware.
          (b) The Company has full power and authority, including all requisite corporate power and authority, to enter into this Agreement and perform its obligations and consummate the transactions contemplated hereby.

          (c) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid, binding and enforceable agreement of the Company, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.
          (d) Neither the execution, delivery or performance of this Agreement nor the consummation of any transactions contemplated herein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under or result in the imposition of a lien on any assets of the Company, under or pursuant to (i) the Company’s Amended and Restated Certificate of Incorporation (as amended, amended and restated, or otherwise modified from time to time, its “Certificate of Incorporation”) or bylaws, or any other organizational document of the Company, (ii) any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which the Company is a party or by which it or its property is bound, or (iii) any Applicable Law.
          (e) As of the applicable Closing Date, the Shares to be sold at such Closing will be duly and validly authorized and, when duly and validly executed in accordance with the Company’s Certificate of Incorporation and bylaws and issued and delivered to Holdings against delivery of the Consideration Shares as provided in this Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable and not issued in violation of, and not subject to, any pre-emptive or similar rights.
     6. Securities Law Matters; Resale ad Exchange of Shares.
          (a) Holdings acknowledges and understands that the sale of the Shares to Holdings will be made without registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption therefrom provided under the Securities Act.
          (b) Holdings represents, warrants, acknowledges and covenants to the Company that:
          (i) (A) the Shares are being purchased solely by and for the account of Holdings and are being acquired for investment purposes only, and are not being purchased for subdivision, fractionalization, resale or distribution and Holdings has no contract, undertaking, agreement or arrangement to sell, transfer or pledge to anyone else the Shares (or any portion thereof), and Holdings has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement, (C) Holdings understands and agrees that the Shares must be held indefinitely by Holdings unless they are subsequently registered under the Securities Act or a transfer or sale is made pursuant to an exemption from such registration, including, for example, pursuant to Rule 144 under the Securities Act, and that the Company has no agreements in respect of registering the Shares under the Securities Act, and (D) Holdings’ financial condition is such that it is not under any present necessity or constraint, and does not foresee in the future any necessity or constraint, to dispose of these Shares to satisfy any existing or contemplated debt or undertaking;
          (ii) Holdings understands that all certificates representing the Shares shall be endorsed as follows:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”
          (iii) Holdings: (A) is aware of the Company’s business affairs and financial condition, (B) has made an informed and knowledgeable investment decision with respect to its purchase of the Shares and (C) has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares;
          (iv) Subject to the limitations described elsewhere herein, Holdings will offer and sell the Shares only: (A) outside the United States to a person other than a “U.S. person” within the meaning of Regulation S under the Securities Act (“Regulation S”), not acting for the account or benefit of a “U.S. person,” which is acquiring such Shares in a transaction meeting the requirements of Regulation S, (B) to institutional investors that are reasonably believed by it to qualify as Qualified Institutional Buyers as that term is defined in Rule 144A of the Securities Act (“Rule 144A”) in transactions meeting the requirements of Rule 144A, (C) in a transaction otherwise exempt from the Securities Act, or (D) pursuant to a registration under the Securities Act;
          (v) If Holdings consummates a sale or other transfer of the Shares, or any other shares of the Company’s capital stock issued in respect of the Shares upon exchange, conversion or redemption thereof or otherwise, on or after the date hereof and such Shares are not then registered under the Securities Act, prior to such sale or transfer it will have obtained and delivered to the Company (A) an executed certificate of transfer substantially in the form attached hereto as Exhibit A for the benefit of the Company from such purchaser or transferee of the Shares and (B) if requested by the Company, obtained and delivered to the Company a written opinion of counsel satisfactory to the Company to the effect that such sale or transfer will not violate or require registration under the Securities Act;
          (vi) Holdings understands that no public market now exists for the Shares and that the Company has made no assurances that a public market will ever exist for any of the Shares;

          (vii) Holdings understands and acknowledges that, under certain circumstances, pursuant to Section 3.2.4 of the Company’s Amended and Restated Certificate of Incorporation, as amended or otherwise modified from time to time (the “Charter”), transfers of the Company’s Class B Stock to persons that are not Class B Affiliates (as defined in the Charter) will result in the loss of certain voting rights of all shares of the Company’s Class B Stock;
          (viii) In the event Holdings does not comply with any of the terms of resale contained in this Section 6, “stop transfer” instructions may be noted against the Shares sold or attempted to be sold by it.
     7. Governing Law.
          This agreement will be governed by the laws of the State of New York..
     8. Survival.
          The representations, warranties and covenants set forth in or made pursuant to Sections 4, 5 and 6 of this Agreement shall survive the Closing Date.
     9. Miscellaneous.
          (a) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two (2) business days thereafter. Such notices, demands and other communications will be sent to the applicable address indicated below:
     If to the Company:
Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle
     If to Holdings:
Coinmach Holdings, LLC
c/o Coinmach Laundry Corporation
521 East Morehead
Charlotte, NC 28202
Attention: Stephen R. Kerrigan
     and, in either case, with copies, which will not constitute notice, to:

GTCR Fund VII, L.P.
c/o GTCR Golder Rauner, L.L.C.
6100 Sears Tower
Chicago, IL 60606-6402
Attention: David A. Donnini
Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL 60601
Attention: Stephen L. Ritchie, P.C.
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019
Attention: Ronald S. Brody, Esq.
or, in any such case, such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Each party shall be entitled to rely conclusively upon any notice received, or the failure to receive any notice, from any other party with respect to rights and obligations under this Agreement.
          (b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company and Holdings and their respective successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement.
          (c) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.
          (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (e) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (f) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Company and Holdings.
[Signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Purchase Agreement as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

COINMACH HOLDINGS, LLC

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

EXHIBIT A
CERTIFICATE OF TRANSFER

[Date]
Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle
Dear Sirs:
     In connection with the purchase or other acquisition by the undersigned of [___] shares of the [Describe Offered Securities] (the “Offered Securities”) of Coinmach Service Corp. (the “Company”), the undersigned hereby makes the following representations, warranties and covenants to and for the benefit of the Company:
     1. (A) the purchase or other acquisition by the undersigned of the Offered Securities has not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) by reason of the reliance on an exemption from registration requirements under the Securities Act, (B) the Offered Securities have been acquired solely by and for the undersigned and have been acquired for investment purposes only, and are not being purchased or otherwise acquired for subdivision, fractionalization, resale or distribution and the undersigned has no contract, undertaking, agreement or arrangement to sell, transfer or pledge to anyone else the Offered Securities (or any portion thereof) which the undersigned has purchased or otherwise acquired, and the undersigned has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement, (C) the undersigned understands and agrees that the Offered Securities being sold or otherwise transferred to the undersigned must be held indefinitely by the undersigned unless they are subsequently registered under the Securities Act or a transfer or sale is made pursuant to an exemption from such registration, including, for example, pursuant to Rule 144 under the Securities Act, and that the Company has no agreements in respect of registering the Offered Securities under the Securities Act, and (D) the undersigned’s financial condition is such that the undersigned is not under any present necessity or constraint, and does not foresee in the future any necessity or constraint, to dispose of these Offered Securities to satisfy any existing or contemplated debt or undertaking;
     2. the undersigned understands that all certificates representing the Offered Securities shall be endorsed as follows:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED FROM TIME TO TIME (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

     3. the undersigned: (A) is aware of the Company’s business affairs and financial condition, (B) has made an informed and knowledgeable investment decision with respect to its purchase or other acquisition of the Offered Securities and (C) has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase or other acquisition of the Offered Securities;
     4. the undersigned: (A) has not and will not solicit offers for, or offer or resell, the Offered Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act, and (B) has not engaged and will not engage in any directed selling efforts with respect to any Offered Securities sold pursuant to Regulation S under the Securities Act (“Regulation S”);
     5. subject to the limitations described elsewhere herein, the undersigned will offer and sell the Offered Securities only: (A) outside the United States to a person other than a “U.S. person” within the meaning of Regulation S, not acting for the account or benefit of a “U.S. person,” which is acquiring Offered Securities in a transaction meeting the requirements of Regulation S, (B) to institutional investors that are reasonably believed by it to qualify as Qualified Institutional Buyers as that term is defined in Rule 144A of the Securities Act (“Rule 144A”) in transactions meeting the requirements of Rule 144A, (C) in a transaction otherwise exempt from the Securities Act, or (D) pursuant to a registration under the Securities Act;
     6. if the undersigned consummates a sale or other transfer of the Offered Securities on or after the date hereof, prior to such sale or transfer it will have obtained and delivered to the Company an executed certificate of transfer substantially in the form of this Certificate of Transfer or in such other form as may be required pursuant to that certain Amended and Restated Securityholders Agreement, dated as of November 24, 2004, by and among Coinmach Holdings, LLC and the other parties thereto, as amended, amended and restated or otherwise modified from time to time, if the undersigned is a party thereto (the “Certificate of Transfer”) for the benefit of the Company from each purchaser or transferee of the Offered Securities (each, a “Subsequent Buyer”);
     7. the undersigned understands that no public market now exists for the Offered Securities and that the Company has made no assurances that a public market will ever exist for any of the Offered Securities;
     8. the undersigned has the legal capacity, power and authority to, and has taken all corporate action necessary to, enter into and perform all of its obligations under this Certificate of Transfer;
     9. the execution, delivery and performance by the undersigned of this Certificate of Transfer and each transaction contemplated by this Certificate of Transfer as being performed by it will not violate a provision of its charter, articles of organization, bylaws, constitution or other constituent or organizational documents or any other agreement or document which is binding on it or its assets;
     10. in acquiring the Offered Securities, the undersigned has acquired all of the outstanding securities of the Company (other than short-term paper) owned or beneficially owned by the transferor, or, if that is not the case, the undersigned will promptly notify the Company of that fact prior to acquiring the Offered Securities and will assist the Company as needed or requested for the Company to determine that the acquisition of the Offered Securities by the undersigned would not require the Company to register as an investment company under the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

     11. (A) if the undersigned is a natural person, he or she has acquired the Offered Securities solely for his or her own benefit, except that the undersigned may have acquired the Offered Securities jointly with his or her spouse; or (B) if the undersigned is not a natural person, (i) it was not formed for the purpose of investing in the Company or to permit the Company to avoid classification as an investment company under the Investment Company Act; (ii) not more than 40% of its assets will be invested in interests of the Company; (iii) it (as opposed to its equity owners or beneficial owners) is not making this investment with a principal purpose of enabling the Company to avoid “publicly traded” partnership status under the United States Internal Revenue Code of 1986, as may be amended from time to time; (iv) it is not an “investment company” within the meaning of the Investment Company Act and it also would not be an investment company but for the exceptions to the definitions of investment company provided by Sections 3(c)(1) or 3(c)(7) thereof; (v) the holders of equity or beneficial interests in it are not able to decide individually whether to participate, or the extent of their participation in the undersigned’s investment in the Company; (vi) it is not a “defined contribution plan” within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, which allows participants to determine whether or how much will be invested in investments on their behalf; and (vii) no persons other than the undersigned will have a beneficial interest in the interests of the Company being acquired pursuant to this Certificate of Transfer (other than as a shareholder, partner or other beneficial owner of an equity interest in the undersigned); or (C) if neither subclause (A) nor (B) is true as of the date of transfer, the undersigned will promptly notify the Company of that fact prior to acquiring the Offered Securities and will assist the Company as needed or requested for the Company to determine that the acquisition of the Offered Securities by the undersigned would not require the Company to register as an investment company under the Investment Company Act;
     12. (A) to the best knowledge of the undersigned, the acquisition of the Offered Securities by it would not require the Company to register as an investment company under the Investment Company Act; (B) at the time of acquiring the Offered Securities, the undersigned agrees to provide promptly, at the request of the Company, written certifications, representations and warranties, financial statements and incorporation and operating documents that would, in the sole discretion of the Company, provide reasonable assurances to the Company that the beneficial ownership of the Offered Securities by the undersigned would not require the Company to register as an investment company under the Investment Company Act, and (C) the undersigned understands and acknowledges that the Company will, and it authorizes the Company to, rely on the representations, warranties, agreements and statements contained herein when determining not to register as an investment company under the Investment Company Act;
     13. the undersigned agrees that (A) it will offer and sell, or otherwise dispose of, the Offered Securities only in a transaction that it reasonably believes would not require the Company to register as an investment company, and any sale or other disposition that would require the Company to register as an investment company shall be void ab initio; and (B) for so long as it holds outstanding securities of the Company, not to do any act, or fail to do any act, that would cause a reasonable person to believe that the Company might be required to register as an investment company under the Investment Company Act;
     14. this Certificate of Transfer has been duly and validly authorized, executed and delivered by the undersigned and constitutes a valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration and to customary insolvency and other qualifications with regard to the meaning of “enforceable”; and
     [Insert for transfers of Coinmach Service Corp. Class B Common Stock: 15. the undersigned understands and acknowledges that, under certain circumstances, pursuant to Section 3.2.4 of the Company’s Amended and Restated Certificate of Incorporation, as amended or otherwise modified from time to time (the “Charter”), transfers of the Company’s Class B Common Stock to persons that are not Class B Affiliates (as defined in the Charter) will result in the loss of certain voting rights of all shares of the Company’s Class B Common Stock.]
     The undersigned understands and agrees that this Certificate of Transfer must be executed by the undersigned and delivered to the Company prior to consummation of the purchase or other acquisition of Offered Securities by it and is intended, without limiting any other right or remedy in law or equity available to the Company, to inure to the benefit of the Company and provide the Company with a contractual right to take action against the undersigned to enforce this Certificate of Transfer and obtain damages in the event of any breach of the representations, warranties and covenants contained herein. The Company may prohibit and implement “stop transfer” instructions against the purchase or other acquisition by the undersigned if, in the Company’s sole discretion, this Certificate of Transfer is improperly executed or delivered or the Company has reasonable knowledge that the representations and warranties contained herein and made by the undersigned are inaccurate in any respect. Prior to its purchase or acquisition of the Offered Securities, the undersigned agrees that it must provide the Company with an opportunity to request, and if the Company so requests, must obtain and deliver to the Company, a written opinion of counsel satisfactory to the Company to the effect that the purchase or other acquisition of the Offered Securities by the undersigned will not violate or require registration under the Securities Act.

Very truly yours,

[ ]

By:
Name:
Title: